EXHIBIT 23(A)
                                                                   -------------




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3, Registration No. 333-71947 and on Form S-4, Registration No. 333-51145 of Insilco Technologies, Inc. of our report dated March 18, 2002 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
April 1, 2002